                                                                 Exhibit (13)(g)

                               PURCHASE AGREEMENT

                  The ARCH Fund, Inc. (the "Fund"), a Maryland corporation with transferable shares, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), an
Ohio corporation, hereby agree with each other as follows:

                  1. The Fund hereby offers BISYS Ohio and BISYS Ohio hereby
purchases      Class P shares of common stock representing interests in the ARCH
Equity Index Portfolio (the "Portfolio") at a price of $10.00 per share (such shares of common stock in the Portfolio being hereinafter known as the "Shares"). BISYS Ohio hereby acknowledges the purchase of the Shares and the Fund hereby acknowledges receipt from BISYS Ohio of funds in the amount of $ in full payment for the Shares.

                  2. BISYS Ohio represents and warrants to the Fund that the Shares are being acquired for investment purposes and not with a view to the distribution thereof.

                  IN WITNESS WHEREOF, the parties hereto have executed this
Agreement as of the    day of                , 1996.

                                       THE ARCH FUND, INC.

                                       By:_____________________________________

                                       Title:  President

                                       BISYS FUND SERVICES OHIO, INC.

                                       By:_____________________________________

                                       Title: Executive Vice President

                               PURCHASE AGREEMENT

                  The ARCH Fund, Inc. (the "Fund"), a Maryland corporation with transferable shares, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), an
Ohio corporation, hereby agree with each other as follows:

                  1. The Fund hereby offers BISYS Ohio and BISYS Ohio hereby
purchases         Class P - Special Series 1 shares of common stock representing interests in the ARCH Equity Index Portfolio (the "Portfolio") at a price of $10.00 per share (such shares of common stock in the Portfolio being hereinafter known as the "Shares"). BISYS Ohio hereby acknowledges the purchase of the Shares and the Fund hereby acknowledges receipt from BISYS Ohio of funds in the
amount of $         in full payment for the Shares.

                  2. BISYS Ohio represents and warrants to the Fund that the Shares are being acquired for investment purposes and not with a view to the distribution thereof.

                  IN WITNESS WHEREOF, the parties hereto have executed this
Agreement as of the    day of              , 1996.

                                       THE ARCH FUND, INC.

                                       By:_____________________________________

                                       Title:  President

                                       BISYS FUND SERVICES OHIO, INC.

                                       By:_____________________________________

                                       Title: Executive Vice President

                               PURCHASE AGREEMENT

                  The ARCH Fund, Inc. (the "Fund"), a Maryland corporation with transferable shares, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), an
Ohio corporation, hereby agree with each other as follows:

                  1. The Fund hereby offers BISYS Ohio and BISYS Ohio hereby
purchases         Class P - Special Series 2 shares of common stock representing interests in the ARCH Equity Index Portfolio (the "Portfolio") at a price of $10.00 per share (such shares of common stock in the Portfolio being hereinafter known as the "Shares"). BISYS Ohio hereby acknowledges the purchase of the Shares and the Fund hereby acknowledges receipt from BISYS Ohio of funds in the
amount of $         in full payment for the Shares.

                  2. BISYS Ohio represents and warrants to the Fund that the Shares are being acquired for investment purposes and not with a view to the distribution thereof.

                  IN WITNESS WHEREOF, the parties hereto have executed this
Agreement as of the    day of              , 1996.

                                       THE ARCH FUND, INC.

                                       By:_____________________________________

                                       Title:  President

                                       BISYS FUND SERVICES OHIO, INC.

                                       By:_____________________________________

                                       Title: Executive Vice President

                               PURCHASE AGREEMENT

                  The ARCH Fund, Inc. (the "Fund"), a Maryland corporation with transferable shares, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), an
Ohio corporation, hereby agree with each other as follows:

                  1. The Fund hereby offers BISYS Ohio and BISYS Ohio hereby
purchases         Class Q shares of common stock representing interests in the
ARCH Bond Index Portfolio (the "Portfolio") at a price of $10.00 per share (such shares of common stock in the Portfolio being hereinafter known as the "Shares"). BISYS Ohio hereby acknowledges the purchase of the Shares and the Fund hereby acknowledges receipt from BISYS Ohio of funds in the amount of $ in full payment for the Shares.

                  2. BISYS Ohio represents and warrants to the Fund that the Shares are being acquired for investment purposes and not with a view to the distribution thereof.

                  IN WITNESS WHEREOF, the parties hereto have executed this
Agreement as of the    day of              , 1996.

                                       THE ARCH FUND, INC.

                                       By:_____________________________________

                                       Title:  President

                                       BISYS FUND SERVICES OHIO, INC.

                                       By:_____________________________________

                                       Title: Executive Vice President

                               PURCHASE AGREEMENT

                  The ARCH Fund, Inc. (the "Fund"), a Maryland corporation with transferable shares, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), an
Ohio corporation, hereby agree with each other as follows:

                  1. The Fund hereby offers BISYS Ohio and BISYS Ohio hereby
purchases         Class Q - Special Series 1 shares of common stock representing interests in the ARCH Bond Index Portfolio (the "Portfolio") at a price of $10.00 per share (such shares of common stock in the Portfolio being hereinafter known as the "Shares"). BISYS Ohio hereby acknowledges the purchase of the Shares and the Fund hereby acknowledges receipt from BISYS Ohio of funds in the
amount of $         in full payment for the Shares.

                  2. BISYS Ohio represents and warrants to the Fund that the Shares are being acquired for investment purposes and not with a view to the distribution thereof.

                  IN WITNESS WHEREOF, the parties hereto have executed this
Agreement as of the    day of                 , 1996.

                                       THE ARCH FUND, INC.

                                       By:_____________________________________

                                       Title:  President

                                       BISYS FUND SERVICES OHIO, INC.

                                       By:_____________________________________

                                       Title: Executive Vice President

                               PURCHASE AGREEMENT

                  The ARCH Fund, Inc. (the "Fund"), a Maryland corporation with transferable shares, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), an
Ohio corporation, hereby agree with each other as follows:

                  1. The Fund hereby offers BISYS Ohio and BISYS Ohio hereby
purchases         Class Q - Special Series 2 shares of common stock representing interests in the ARCH Bond Index Portfolio (the "Portfolio") at a price of $10.00 per share (such shares of common stock in the Portfolio being hereinafter known as the "Shares"). BISYS Ohio hereby acknowledges the purchase of the Shares and the Fund hereby acknowledges receipt from BISYS Ohio of funds in the
amount of $           in full payment for the Shares.

                  2. BISYS Ohio represents and warrants to the Fund that the Shares are being acquired for investment purposes and not with a view to the distribution thereof.

                  IN WITNESS WHEREOF, the parties hereto have executed this
Agreement as of the    day of                   , 1996.

                                       THE ARCH FUND, INC.

                                       By:_____________________________________

                                       Title:  President

                                       BISYS FUND SERVICES OHIO, INC.

                                       By:_____________________________________

                                       Title: Executive Vice President